Related Parties (Details) - EUR (€) € in Thousands		12 Months Ended
		Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Related Parties
Basic salary (1)	[1]	€ 683	€ 135
Short-term employee benefits		5
Other long-term benefits		3
Share based compensation (2)	[2]	183	1,066
Total		€ 874	€ 1,201

[1]	Each Executive Committee Member currently receives a total of approximately €180,000 of gross fixed annual compensation. For 2021, a total amount of €307,500 was payable (2020: €135,000).
[2]	The share-based compensation expense for 2021 represents the RSUs that were granted to the Executive Committee members under the 2021 Equity Incentive Plan. During 2020, three of the four persons who received the earn-out as mentioned in note 1 became executive directors of the Company and the portion of their share-based payment compensation is included above.